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                                                                Exhibit 10.1


                         PAN ENVIRONMENTAL CORPORATION

                             1994 STOCK OPTION PLAN

1.   PURPOSE

     This 1994 Stock Option Plan (the "Plan") is intended to be an incentive and to encourage stock ownership by the key employees of PAN Environmental Corporation (the "Company") or any of its subsidiary corporations (the "Subsidiaries") as that term is defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), so that such employees may acquire or increase their proprietary interest in the success of the Company, and so that they may be encouraged to remain in the employ of the Company. It is further intended that options issued pursuant to the Plan shall constitute either incentive stock options within the meaning of Section 422 of the Code, or nonqualified stock options, for federal income tax purposes, as designated by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). Further, the Committee may grant Stock Appreciation Rights ("SARs") to any optionee pursuant to the provisions of Sections 5 and 8 hereof.

2.   ADMINISTRATION

     The Plan shall be administered by the Compensation and Stock Option Committee as appointed by the Board of Directors of the Company. The Committee shall be comprised of not less than two Directors, none of whom has received a discretionary grant or award under any stock plan of the Company during the one year prior to serving on the Committee. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors; provided, however, that any individual appointed to the Committee shall be a Director who has not received a discretionary grant or award under any stock plan of the Company during the one year prior to appointment to the Committee. The Committee shall hold meetings at such times and places as it may determine. If the Committee consists of three or more members, the Committee shall select one of its members as Chairman. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No person while a member of the Committee shall receive a discretionary grant or award under any stock plan of the Company. The Committee shall have, subject to, and within the limits of, the express provisions of the Plan, the following powers:

     (a) to designate which of the eligible persons shall be granted options under the Plan, and the time or times when, and the number of shares for which,
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        an option or options shall be granted to each of them, and which of them, shall also be granted SARs,

        (b) to construe and interpret the Plan and options and SARs granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee in the exercise of its power, may correct any defect, or supply any omission in the Plan or in any option agreement, in a manner and to the extent it shall be necessary or expedient to make the Plan fully effective. The interpretation and construction by the Committee of any provision of the Plan or of any option or SAR granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder; and

        (c) to prescribe the terms and provisions of each option granted, including whether the option is an incentive stock option or a nonqualified stock option, which terms and provisions need not be identical as to each option granted, and including whether or not SARs are to be included in any option grant.

3.      ELIGIBILITY

        Any salaried employee or director of, and any consultant or advisor rendering bona fide services to, the Company and any of its Subsidiaries (including any Subsidiary acquired after adoption of this Plan) who in the judgment of the Committee occupies a key position in which his efforts contribute to the profit and growth of the Company or a Subsidiary may be granted an option and, in the discretion of the Committee, may also be granted SARs. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth.

4.      STOCK

        The stock subject to options and SARs shall be shares of the Company's authorized but unissued or reacquired common stock (hereinafter sometimes called "Common Stock"). The aggregate number of shares which may be issued under all options and SARs shall not exceed 3,500,000 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 5(g) of this Plan. The Committee will maintain records showing the cumulative total of all shares subject to options outstanding under this Plan.

        In the event that any outstanding option under the Plan for any reason expires or is terminated, other than automatic termination on exercise of a related SAR, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan. If an option expires by reason of the exercise of a related SAR, the shares of Common Stock allocable to

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such expired option shall again be subject to an option under the plan if permissible under Section 422 of the Code.

5. TERMS AND CONDITIONS OF OPTIONS

     When the Committee shall have granted stock options to employees, Notices of Grant of Stock Option shall be given to such employee in such form as the Committee shall from time to time approve, which Notices shall comply with and be subject to the terms and conditions set forth below and in Section 9 hereof. A grant of an SAR in conjunction with the grant of an option shall also be subject to the terms and conditions of Section 8 hereof.

     (a) Number of Shares and Designation of Options. Each Notice of Grant of Stock Option shall state the number of shares to which it pertains and shall state clearly which portion, if any, of such option is intended to be an incentive stock option and which portion, if any, of such option is intended to be a nonqualified option, and shall also state if an SAR is being granted in conjunction with all or any portion of such option. Such designations shall be determined in the sole discretion of the Committee.

     (b) Option Price. Each Notice of Grant of Stock Option shall state the option price, which shall not be less than 100% of the fair market value of the shares of Common Stock of the Company on the day of granting of the option. Provided, however, that employees, consultants and advisors eligible for compensation under the Plan shall may receive Common Stock or options in lieu of compensation at a price of $0.001 per share for bona fide services rendered to the Company. The fair market value of the Common Stock shall be the closing bid price of the Common Stock on the NASDAQ Bulletin Board, or such other exchange as the Committee shall from time to time designate, on the day the option is granted.

     (c) Medium and Time of Payment. The price for the exercise of an option hereunder shall be payable in United States Dollars upon the exercise of the option and may be paid in cash or by check. However, this provision shall not preclude exercise of, or payment for, an option by the tender of shares of Company stock already in the possession of the optionee making the exercise.

     (d) Term and Exercise of Options and SARs. Each Notice of Grant of Stock Option shall state the date on which the option shall expire. No option shall be exercisable after ten (10) years from the date on which it is granted, unless extended by the Committee. Options may only be exercised by an optionee for so long as he is employed by the Company except as otherwise provided in Sections 5(e) and 5(f) of the Plan. An option or SAR shall be


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     exercised by the holder thereof providing written notice to the Company of the decision to exercise.

     Unless otherwise determined by the Committee, no option shall be exercisable prior to six months from the date it is granted. Six months after the date of the grant of the option, the optionee may exercise up to 50% of the option. One year after the date of the grant of the option, the optionee may exercise the remaining 50% of the option or up to 100% of that option if previously unexercised. However, the Committee may provide, in the case or an option not immediately exercisable in full, for the acceleration of the time at which the option may be exercised.

     Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. Except as specifically provided otherwise in this Plan, during the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein. To the extent not exercised installments shall accumulate and be exercisable in whole or in part, in any subsequent period but not later than ten (10) years from the date the option is granted.

     (e) Termination of Employment Except by Death, Disability, or Retirement. In the event that the employment of an optionee by the Company or any Subsidiary shall terminate for any reason, voluntary or involuntary, other than his death, disability or retirement, then as of a date one year after the optionee has notice of such termination (three (3) months for Incentive stock options and Stock appreciation rights), such optionee shall have no further right to exercise any option. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

     (f) Retirement, Death or Permanent Disability of Optionee and Transfer of Option. If the optionee shall retire, die or become permanently disabled while in the employ of the Company or any Subsidiary and shall not have fully exercised an option, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten
     (10) years from the date it is granted. To the extent that the optionee's right to exercise such option had accrued pursuant to Section 5(d) of the Plan at the time of his retirement, death or disability (as the case may be) and had not previously been exercised, at any time within three (3), twelve (12), and twelve (12) months after the optionee's retirement, permanent disability or death (as the case may be) by the optionee or by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance, respectively. The


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     determination of whether a disability is permanent shall be made in the sole discretion of the Committee.

     No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

     (g) Recapitalization, Merger, etc. Subject to any required action by the stockholders, the number of shares of Common Stock covered by the Plan and by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, or a sale of substantially all of the assets or all of the stock of the Company, shall cause each outstanding option to terminate, provided that each options shall, in such event, have the right immediately prior to such dissolution, or liquidation, or sale, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Section 5(d) of the Plan. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Sections 425(a) and 425(h)(3)(A) of the Code.

     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change in all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Code.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each incentive stock option granted pursuant to this Plan shall not be

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     adjusted in a manner that causes such option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     Except as hereinbefore expressly provided in this Section 5(g), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares or stock of any class or by reason of any dissolution, liquidation, sale, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (h) Rights as a Stockholder. An optionee, or a transferee of an option pursuant to the provisions of Section 5(f) of the Plan, shall have no rights as a stockholder with respect to any shares covered by his option until the date of exercise (that is, written notice of exercise and payment therefor). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of exercise, except as provided in Section 5(g) hereof.

     (i) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligation, under any option theretofore granted under the Plan.

     (j) Disqualifying Disposition. Any optionee who disposes of shares of Common Stock acquired in the exercise of an incentive stock option by sale or exchange either:

          (i) within two years of the date of the grant of the option under which the stock was acquired, or

          (ii) within one year after the acquisition of such shares,

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     shall notify the Company of such disposition and of the amount realized and of his adjusted basis in such shares.

     (k) Employment Agreement, Covenant Not to Compete. The Notice of Grant of Stock Option may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by an employment agreement and/or a covenant not to compete with the Company containing such term as the Committee shall deem advisable.

     (l) Other Provisions. The Notice of Grant of Stock Option shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon an exercise, as the Committee shall deem advisable. Any Notice of Grant of Stock Option for an incentive stock option shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in
     Section 422 of the Code or to conform to any change in the law.

6. INCENTIVE STOCK OPTIONS TO CERTAIN STOCKHOLDERS

     Notwithstanding any other provision herein, in any incentive stock option granted to an individual who, at the time the incentive stock option is granted, possesses more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent, if any, or any Subsidiary corporation), the incentive stock option price must be at least 110% of the fair market value of the stock subject to the incentive stock option on the date such option is granted and such incentive stock option by its terms must not be exercisable after the expiration of five (5) years from the date such incentive stock option is granted.

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7. ANNUAL LIMITATION PER EMPLOYEE

     The aggregate fair market value (determined as of the time the option is granted under the Plan) of the stock for which any employee may be granted incentive stock options which are first exercisable in any calendar year (under all such plans of his or her employer corporation and its parent and all subsidiary corporations) shall not exceed $100,000.

8. GRANT AND EXERCISE OF STOCK APPRECIATION RIGHTS (SARs)

     The grant and exercise of SARs granted in conjunction with an option hereunder shall be governed by the following terms and conditions:

     (a) The Committee may grant SARs in connection with all or part of any option, incentive or nonqualified, granted under the Plan at the time of the grant of the option.

     (b) SARs entitle the holder of an option in connection with which such SAR is granted, upon exercise of the SAR, to surrender the option, or any applicable portion thereof, to the extent unexercised, and to receive a number of shares, or cash or cash and shares determined pursuant to subparagraph (iii) of paragraph (c) of this Section 5. The option shall, to the extent so surrendered, thereafter cease to be exercisable.

     (c) SARs shall be subject to the following terms and conditions and to other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee:

          (i) SARs shall be exercisable at such time or times, and to the extent, but only to the extent, that the option to which they relate shall be exercisable.

          (ii) SARs shall in no event be exercisable unless and until the holder of the SAR has completed one year of continuous service with the Company or a Subsidiary, or both, immediately following the date upon which the SAR was granted.

          (iii) Upon exercise of SARs, the holder shall be entitled to receive a number of shares, or cash, or shares and cash, equal in aggregate fair market value to the excess or the fair market value per share on the date of such exercise over the option price per share of the related option, multiplied by the number of shares in respect of which the SARs have been exercised.



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               (iv) Any exercise of SARs by any officer or director of the
               Company, or by any person who is the beneficial owner of more than ten percent of the Company's outstanding shares of Common Stock, shall be made only during the period beginning on the third business day following the date of release for publication of quarterly and annual financial information by the Company and ending on the twelfth business day following such date, except where the exercise occurs on the automatic expiration date of the related option.

               (v) The Committee shall have complete authority either to determine the form in which payment of the SAR will be made (shares or cash or shares and cash) upon the exercise by any officer or director, or by any person who is the beneficial owner of more than ten percent of the Company's outstanding shares of Common Stock, or to consent to or to disapprove of such officer's, director's or person's election to receive cash in full or partial settlement of his SARs.


               (vi) A person who ceases to be an employee as a result of retirement, disability or death may exercise up to 100% of any option and/or related SARs within either the three, twelve or twelve month periods, respectively, immediately following his date of retirement, disability or death, as specified in Section 5(f), of the Plan, without regard to the waiting periods specified in Section 5(d), provided that no option or stock appreciation right shall be exercisable after the expiration of its fixed term.

               (vii) SARs may be exercised only when the underlying options are eligible to be exercised, expire no later than the expiration of the underlying option, and are transferable only when the underlying options are transferable, and under the same conditions.

               (viii) SARs may be exercised only when the fair market value of the stock subject to the options exceed the exercise price of the options.

          (d) To the extent that SARs shall be exercised in conjunction with the grant of a nonqualified stock option, the option in connection with the SAR shall be deemed to have terminated for a reason other than the exercise thereof for the purpose of the maximum limitation in the aggregate number of shares that may be delivered under this Plan, and only the number of shares, if any, delivered on exercise of the SARs shall be charged against the maximum number of shares which may be granted and delivered under this Plan. To the extent permitted under Section 422 of the Code, the provisions of the



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          preceding sentence shall also apply to any grant of SARs in connection with an incentive stock option.

9. GENERAL TERMS OF OPTION GRANTS AND SAR GRANTS

          (a) All grants of options and/or SARs shall be subject to the following provisions required under Rule 16b-3 of the Securities Exchange Act of 1904 (the "Exchange Act") and the terms used herein shall be interpreted in a manner consistent with Rule 16a-1, Rule 16b-3 and related rules as in effect from time to time.

               (1) any equity security, as defined by the Exchange Act, offered pursuant to the Plan to an optionee who is at the time subject to Section 16 of the Exchange Act may not be sold for at least six months after grant of the option pursuant to which the equity security is acquired, except in case of death or disability, and any optionee who acquires a derivative security pursuant to the Plan and who is at the time subject to Section 16 of the Exchange Act must wait six months from the date or the acquisition of the derivative security before selling the underlying security, unless such sale or exercise is permissable under the provisions of Rule 16b-3;

               (ii) option grants and SAR grants which constitute derivative securities shall not be transferable by an optionee except by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by such optionee or his guardian or legal representative; provided, however, that the Committee may determine that these restrictions on transferability shall not apply to options or SARs granted to any optionee who, at the time of the initial grant and the transfer, is not subject to Section 16 or the Exchange Act. However, the provisions of Section 422 of the Code shall continue to apply to any grant of an option or SAR whether or not Section 16 of the Exchange Act applies; and

               (iii) other provisions of the Plan and any Notice of Grant of Stock Option notwithstanding, if any decision regarding an option or SAR or the exercise or any right by an optionee, at any time such optionee is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that the Plan will continue to meet the requirements of Rule 16b-3 or in order that transaction by such optionee will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the optionee.



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     (b) No Common Stock shall be issued and no cash shall be paid to an optionee pursuant to the exercise of an option or SAR, respectively, in a transaction subject to the registration requirements of the Securities Act of 1933, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no grant of an option shall confer upon any optionee rights to such delivery or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Any share certificate issued to evidence shares for which an option is exercised may bear legends and statements that the Committee shall deem advisable to assure compliance with Federal and state laws and regulations.

     (c) No option and no SAR shall be exercisable and no shares will be delivered under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements.

     (d) In the case of the exercise of an option or SAR by a person or estate acquiring the right to exercise by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option or SAR and may require consents and releases of taxing authorities that it may deem advisable.

10. TERM OF PLAN
     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board of Directors.

11. INDEMNIFICATION OF COMMITTEE
     In addition to such other rights of indemnification as they may have as directors or as members or the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or intentional misconduct in the performance of his duties; provided that within 80 days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.



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12. AMENDMENT OF THE PLAN

     The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall:

     (a) Change the number of shares subject to the Plan, except as otherwise provided in Section 5.

     (b) Change the designation of the class of employee eligible to receive options.

     (c) Decrease the price at which options may be granted or change the manner of determining the option price.

     (d) Permit the grant of a SAR other than in connection with the grant of an option.

     (e) Permit the exercise of an SAR without the cancellation of the related portion of the option.

     (f) Change the provisions for determining the total number of shares or amount of cash the Company shall deliver upon the exercise of an SAR.

     (g) Assign the administration of the Plan otherwise than to a committee of disinterested Directors.

     (h) Permit any person while a member of the Committee or any other committee of the Board of Directors administering the Plan to be eligible to receive an option under the Plan or any other discretionary plan of the Company.

     (i) Amend the Plan in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in
     Section 422 of the Code, where it is intended that such options qualify for treatment as incentive stock options.



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13. APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

14. NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option.

15. APPROVAL OF STOCKHOLDERS

     The Plan shall take effect as of August 4, 1994, the date of adoption by the Board of Directors, contingent on the approval by a majority of the holders of the outstanding shares of Common Stock of the Company.

16. CONTINUED EMPLOYMENT

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company to terminate the employment of any employee or to alter the responsibilities, duties, or authority of any employee, at any time with or without assigning a reason therefor to the same extent as the Company might have done if the Plan had not been adopted.



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